                        ANNUAL REPORT / DECEMBER 31 2000

                             AIM FLOATING RATE FUND


                                   [Artwork]


                                [AIM FUNDS LOGO]

                           -- Registered Trademark --

                                     Artwork

                     --------------------------------------

                SAILBOATS AROUND THE PENINSULA BY PETER SICKLES

          SAILBOATS GLIDE MAJESTICALLY ON A PLACID OCEAN ON THEIR WAY

          TO A FRIENDLY PORT. WHETHER THE ECONOMIC WATERS ARE CALM OR

           TURBULENT, AIM FLOATING RATE FUND ENDEAVORS TO BE A STABLE

          INVESTMENT VEHICLE FOR SHAREHOLDERS WHILE TRANSPORTING THEM

                        TO THEIR FINANCIAL DESTINATION.

                     --------------------------------------

AIM Floating Rate Fund is for shareholders who seek as high a level of current income and preservation of capital as is consistent with investing in senior secured floating-rate corporate loans and senior secured debt securities.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Floating Rate Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, performance reflects the maximum applicable early withdrawal charge. For Class B shares, the early withdrawal charge declines from 3% beginning at the time of purchase to 0% at the beginning of the fifth year. For Class C shares, the early withdrawal charge is 1% for the first year after purchase.
o On 4/3/00, the fund's existing shares were converted to Class B shares. The fund's Class C shares have been offered since 4/3/00. Because Class C shares have been offered for less than a year, the returns provided for Class C shares are cumulative total returns that have not yet been annualized.
o Including early withdrawal charges, total return for Class B shares was 2.13% for the fiscal year ended 12/31/00, and cumulative total return for Class C shares was 2.24% from inception on 4/3/00 through 12/31/00.
o The 30-day distribution rate is calculated by dividing the annualized sum of the previous 30 days' dividends declared by the offering price per share on the last day of the period.
o The fund invests primarily in higher-yielding, lower-rated senior secured floating-rate corporate loans and other debt obligations that are subject to the risk of nonpayment of scheduled interest or principal payments, which may cause the fund to experience a decline in net asset value per share. Prepayment of principal by borrowers may require the fund to replace its investment with a lower-yielding security that may adversely affect the fund's net asset value.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The London Interbank Offered Rate (LIBOR) is the interest rate the world's most creditworthy banks charge one another for large loans. It is used worldwide as a base interest rate for loans made to major commercial and industrial corporations.
o The unmanaged Standard & Poor's 500 Index (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

   AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR
      GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF
                                  YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

                             AIM FLOATING RATE FUND

                       ANNUAL REPORT / CHAIRMAN'S LETTER

                  Dear Fellow Shareholder:

                  It's an honor to address you as AIM Funds' new chairman. I
[PHOTO OF         feel privileged to succeed Ted Bauer, who recently retired as
ROBERT H.         AIM's chairman after a long, successful career in the
GRAHAM]           investment industry. Ted has always shown the highest degree of integrity and commitment to excellence, and I have always admired him greatly. I'm also proud to be part of the team that launched AIM almost 25 years ago. From the beginning, AIM has been a very people-oriented, service-minded company, and I plan to carry on that tradition for our shareholders, financial advisors and employees.

UNCERTAIN MARKETS
The markets in 2000 were particularly unsettling, especially for investors who have only experienced the bull market of the 1990s. After almost a decade of double-digit returns, the S&P 500 finished 2000 down 9.1%. But 20% to 30% returns, such as we have seen recently, are not typical. Historically, markets decline in one out of every four years. What we have seen in 2000 is a normal downturn, and it appears to be a worldwide trend. In 2000, most overseas markets were more turbulent than their U.S. counterpart.

Regardless of the impact of market conditions, we know you are counting on us to deliver attractive investment performance. We don't like it when we don't live up to your expectations. We have been disappointed along with you. Because we ourselves invest in AIM funds and use them in our retirement plans, virtually everyone who works here has a stake in at least one AIM fund. All of us have seen the value of our own accounts decline. We know how unpleasant this experience is.

What are we doing about it? We are sticking with our motto: Invest with Discipline. We still manage our funds with the same security-selection disciplines that have produced excellent long-term performance for so many of our funds while making prudent adjustments to our portfolios. We know that every now and then there will be a down period in the markets, like the one last year. We just have to be patient, and we urge you to be, too. Remember that the long-term historical trend of the markets is upward.

REASONS FOR OPTIMISM
Though we can expect the situation to remain difficult for some time, there are reasons for optimism. Shortly after the close of the calendar year, the Federal Reserve Board lowered interest rates, and many expect more cuts in the months to come. With the correction and lower rates, we now see the most attractive market valuation in several years. While there is concern that the economy's record long expansion may be rolling over to recession, the Fed has achieved its goal of slowing the economy and has reversed course, adding liquidity and lowering rates. Historically, this has proven to be an important catalyst to stabilizing the economy and turning markets.

The current environment illustrates the value of professional money management. During downturns, investors may be tempted to make decisions based on emotions, not strategy. The wisest choice is to rely on a professional money manager, keeping in mind that mutual funds are long-term investments.

In the following pages, your fund's portfolio managers discuss market activity and how they managed your fund during the fiscal year. If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services Department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.

Thank you for your continued participation in The AIM Family of Funds --Registered Trademark--.


Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman


                             AIM FLOATING RATE FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW



AIM FLOATING RATE FUND CONTINUES TO PROVIDE SOLID INCOME


HOW DID AIM FLOATING RATE FUND PERFORM IN 2000?
The fund, which invests primarily in senior secured floating-rate loans, continued to provide solid income to shareholders during the fiscal year ended December 31, 2000. At the close of the fiscal year, the 30-day distribution rate was 8.98% for Class B shares and 8.71% for Class C shares. By comparison, the six-month London Interbank Offered Rate (LIBOR) was 6.20%.

   Net asset value per share declined somewhat during the fiscal year, from $9.68 to $9.37. While the fund endeavors to maintain a relatively stable net asset value, floating-rate investments should not be confused with money market funds. The fund's net asset value will not be as stable as that of a money market fund.

   During the year, the fund's net assets increased from $440 million to $487 million.


FUND VS. LIBOR
As of 12/31/00
===============================================================================
FUND CLASS B SHARES, 30-DAY DISTRIBUTION RATE          8.98%

FUND CLASS C SHARES, 30-DAY DISTRIBUTION RATE          8.71%

6-MONTH LONDON INTERBANK OFFERED RATE                  6.20%

===============================================================================

HOW DID U.S. EQUITY MARKETS PERFORM DURING THE YEAR?
In a word, "badly." As measured by the S&P 500, the stock market had negative total returns for 2000. The last time this occurred was in 1990. The Federal Reserve Board's (the Fed's) six short-term interest-rate hikes between June 1999 and May 2000 were intended to slow economic growth and to forestall inflation. They succeeded--perhaps more quickly and more significantly than intended. These interest-rate hikes increased companies' borrowing costs and negatively affected the markets throughout 2000.

   A number of other factors pressured stocks. A weak euro depressed earnings for many U.S.-based multinational corporations. Higher energy prices reduced corporate earnings and consumer spending. Uncertainty about the outcome of the 2000 presidential election contributed to a general market malaise at a time when historically markets have rallied. During the fourth quarter, markets declined sharply as a number of companies announced disappointing earnings or warned that future earnings might not meet expectations.

--------------------------------------------------------------------------------
REPURCHASE OFFERS SCHEDULED FOR 2001

AIM Floating Rate Fund's up-coming quarterly repurchase offer dates for 2001 are as follows:

APRIL 27-MAY 18
JULY 27-AUGUST 17
OCTOBER 26-NOVEMBER 16

During these periods, shareholders may tender (redeem) their shares if they wish, but are under no obligation to do so.
--------------------------------------------------------------------------------

WHAT WERE THE TRENDS IN THE BOND MARKETS?
Bonds--particularly U.S. Treasury, government agency and municipal bonds--outperformed stocks in 2000. High-yield bonds, however, performed dismally. Treasuries benefited from a federal budget surplus that allowed the government to begin buying back its long-term debt. As the supply of long bonds was reduced, investors bid up the price of those that remained.
   High-yield bonds suffered as investors sought out higher-quality fixed-income instruments. Nervous investors who fled the stock market because of its volatility showed their preference for safety in the bond market as well. During the final four months of the year, when it became apparent that the economy was slowing significantly, high-yield issues suffered as investors even more emphatically chose safety over higher returns. Concerns about weakness in the high-yield market affected the loan market. Given market sentiment, new deals were forced to increase interest-rate spreads to attract investors. We anticipate that these wider spreads should eventually increase the fund's distribution rate.

HOW DO SENIOR SECURED FLOATING-RATE LOANS BEHAVE?
Senior secured floating-rate loans tend to be more stable in value than many other types of investments. That's because interest rates charged on such loans, made by banks and other financial institutions to corporations, are periodically adjusted (usually every 30 to 60 days) to correspond with the underlying LIBOR contract. Also, their value tends to remain more stable than that of some other investments because of their senior status. That senior status means that in most instances, these loans carry the highest-priority claim on a borrower's assets and earnings.


          See important fund and index disclosures inside front cover.



                             AIM FLOATING RATE FUND

                       ANNUAL REPORT / MANAGERS' OVERVIEW




WHAT IS THE MAIN RISK ASSOCIATED WITH SENIOR SECURED FLOATING-RATE LOANS, AND HOW DO YOU ATTEMPT TO REDUCE THAT RISK?
Since most of these loans are below investment-grade quality (as measured by Standard & Poor's Corporation and Moody's Investors Service, two widely known credit-rating agencies), the primary risk is credit risk, i.e. a company being unable to repay its loan.
   We are very careful in selecting loans for the fund's portfolio. For each company represented in the portfolio, we evaluate management and examine the company's financial situation, its position within its industry and its business prospects. After this evaluation is completed, we analyze the loan to ascertain its value compared to similar types of investments and to determine how well it might trade in the market. If our overall assessment is favorable, we buy the loan.
   While past performance cannot guarantee comparable future results, the default rate on such loans has historically been relatively low. Even in the event of a default, these loans are often backed by collateral such as property, equipment or patents that can be sold to meet a portion of the borrower's debt obligations.

HOW WAS THE FUND POSITIONED AT THE CLOSE OF THE FISCAL YEAR?
The fund had 123 holdings on December 31, 2000, including:

o Stone Container, which produces corrugated containers, folding cartons and bag packaging. One of the world's largest recyclers of paper fiber, the company also owns 132,000 acres of timberland and wood-harvesting facilities in Canada.
o Allied Waste Industries, the nation's second-largest waste-hauler, which picks up garbage from 9.9 million residential, commercial and industrial customers in 46 states. Allied is reorganizing, selling some noncore holdings and seeking out companies that fit into its strategic growth plan.
o Lyondell Chemical, one of North America's largest polymer and petrochemical producers. Its products are used in synthetic and plastic trash bags, containers and sports equipment. Lyondell produces aromatics, fuel additives and specialty chemicals--and it refines petroleum products including jet fuel, gasoline and motor oil.


PORTFOLIO COMPOSITION
As of 12/31/00, based on total net assets

================================================================================
TOP 10 ISSUERS                              TOP 10 INDUSTRIES
--------------------------------------------------------------------------------
 1. Stone Container Corp.          2.27%    1. Media-Broadcasting         7.45%

 2. McDonald's Corp.               2.05     2. Telephone Systems          6.46

 3. Allied Waste Industries, Inc.  1.98     3. Containers & Packaging     4.44

 4. Lyondell Chemical Co.          1.86     4. Chemicals (Commodity)      4.27

 5. Huntsman Corp.                 1.81     5. Lodging (Hotels)           3.81

 6. VoiceStream Wireless Corp.     1.52     6. Media-Publishing           3.46

 7. Coinmach Laundry Corp.         1.39     7. Consumer Services          3.40

 8. Ferrellgas Partners, L.P.      1.38     8. Industrial (Diversified)   3.01

 9. Formax, Inc.                   1.24     9. Office Equipment           3.00

10. Nextel Communications, Inc.    1.24    10. Waste Management           2.94

The fund's holdings are subject to change, and there is no assurance that the fund will continue to hold any particular security.

================================================================================


WHAT WERE CONDITIONS LIKE AS THE FISCAL YEAR CLOSED ON DECEMBER 31?
At the end of the year, the economic picture was mixed. Late in 2000, U.S. stock markets were roiled by a string of corporate warnings about earnings and revenue expectations. As capital expenditures and consumer spending showed signs of slowing, many investors believed earnings might continue to disappoint for the next six to eight months.
   On the other hand, toward the close of the fiscal year, the Fed indicated that its bias had changed from warding off inflation to warding off recession--signaling the possibility of rate cuts aimed at stimulating the economy. Historically, such rate cuts have had a positive effect on the loan market, because lower interest rates reduce companies' borrowing costs. Loans issued in the second half of 2000 have generally offered investors more restrictive covenants, better ratings and historically rich spreads. Though the economy had slowed from its previous strong pace, unemployment remained at its lowest level in decades and inflation continued to be quite low.
   Given the uncertainty surrounding short-term economic trends, market volatility is likely to continue. Thus, we consider this an environment in which investors would be well advised to maintain a long-term investment perspective.

--------------------------------------------------------------------------------
READ THIS REPORT ONLINE!
A new service--electronic delivery of fund reports and prospectuses--is now available. You can read the same AIM report you are reading now--online. Once you sign up for the service, we will send you a link to the report via e-mail. If you choose to receive your reports online, you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
     Please visit our Web site at www.aimfunds.com and go to "Your
AIM Account." Log into your account and then click on the "View Other Account Options" dropdown menu and select "eDelivery."
--------------------------------------------------------------------------------

          See important fund and index disclosures inside front cover.

                             AIM FLOATING RATE FUND

                       ANNUAL REPORT / FOR CONSIDERATION

PROTECT YOUR NEST EGG WITH FOUR TAX-TRIMMING STRATEGIES

Are taxes pecking away at your nest egg? There are ways to protect the funds you've carefully set aside for your life's goals--retirement, college for your children and grandchildren, a house or a dream vacation.

IRAs: DEFER, DEDUCT TAXES
One of the best ways to protect your income (and maybe even receive a tax deduction) is to contribute to a Traditional or Roth IRA. Setting up and managing an IRA is simple. For more information, please ask your financial consultant or visit AIM's Web site at www.aimfunds.com.
    To be eligible to make a Traditional IRA contribution, you must be under 70 1/2 and have earned income, or be a non-working spouse.
    If you don't have a pension plan at work, you can deduct up to $2,000 for the maximum allowable yearly IRA contribution. If you're covered by a plan at work, you may still qualify for a full or partial deduction. A married couple with one wage-earner can contribute up to $4,000 (up to $2,000 each) in two IRA accounts. This can help cut your tax bill significantly. For example, if you're in the 15% tax bracket, putting that $4,000 into IRAs can save you $600 in taxes. Even if your contribution is not tax-deductible, it still may be worthwhile to invest in an IRA. Contributions to Traditional IRAs grow tax-deferred until withdrawn.
    The Roth IRA provides another option for individuals with earned income below $110,000 for single filers ($160,000 for couples filing jointly). With a Roth IRA, you make after-tax contributions to your account. Withdrawals from the account are tax-free if the account has been open five years and one of the following conditions applies:

o   The account holder is at least 59 1/2;
o The account holder is buying a home for the first time ($10,000 lifetime maximum);
o   The account holder has become disabled; or
o   The account holder has died.

    AIM's Web site (www.aimfunds.com) offers a Roth IRA Analyzer and a Roth Rollover Calculator.
    Another IRA option allows you to save for a child's college education. The Education IRA allows you to contribute $500 after taxes each year to a special account set up in a child's name.

EMPLOYER PLANS OFFER TAX HELP
Other ways of reducing your tax bill include putting some of your earnings in retirement plans that may be offered by your employer. These include the popular 401(k) and 403(b) plans. 403(b) plans are specifically for employees of public educational institutions such as school systems, universities and medical schools,

THE EARLY BIRD MAY HATCH THE BIGGEST EGG

Whether you're contributing to an IRA or any other investment, the earlier you start, the better. The reason is simple: compounding. Reinvesting your distributions allows your earnings to grow over time. Here are some examples:

o STARTING AT 25, SUSAN CONTRIBUTED $2,000 A YEAR to her IRA for 10 years--a total of $20,000--and then allowed the investment to accrue until she turned
    65. She ended up with $611,815 for her retirement.
o BILL STARTED INVESTING AT 35. He contributed $2,000 a year to his IRA for 15 years--a total of $30,000--and then allowed the investment to accrue until he turned 65. He had $291,987 for retirement.
o KATE WAITED UNTIL SHE WAS 45 TO START INVESTING FOR RETIREMENT. She contributed $2,000 a year to her IRA for 20 years--a total of $40,000--and ended up with only $126,005. Even though Susan initially contributed the least amount of money to her IRA for the shortest period of time, she ended up with more money at retirement than Bill or Kate because of the power of compounding over time.

                                    [CHART]

======================================
 Susan           Bill           Kate

   2,200
   4,620
   7,282
  10,210
  13,431
  16,974
  20,872
  25,159
  29,875
  35,062
  38,569          2,200
  42,425          4,620
  46,668          7,282
  51,335         10,210
  56,468         13,431
  62,115         16,974
  68,327         20,872
  75,159         25,159
  82,675         29,875
  90,943         35,062
 100,037         40,769          2,200
 110,041         47,045          4,620
 121,045         53,950          7,282
 133,149         61,545         10,210
 146,464         69,899         13,431
 161,110         76,889         16,974
 177,222         84,578         20,872
 194,944         93,036         25,159
 214,438        102,340         29,875
 235,882        112,574         35,062
 259,470        123,831         40,769
 285,417        136,214         47,045
 313,959        149,836         53,950
 345,355        164,819         61,545
 379,890        181,301         69,899
 417,879        199,431         79,089
 459,667        219,374         89,198
 505,634        241,312        100,318
 556,197        265,443        112,550
$611,815       $291,987       $126,005
======================================

                                     SUSAN
                                    $611,815

                                      BILL
                                    $291,987

                                      KATE
                                    $126,005


                                   [GRAPHIC]

Please keep in mind that this is a hypothetical example and not indicative of the performance of any investment, IRA or AIM fund. Results are based on an average annual total return of 10%. Your actual return is not likely to be constant from year to year, and there is no guarantee that a specific rate of return will be achieved. Source: Towers Data Systems HYPO--Registered Trademark--.

                             AIM FLOATING RATE FUND

                        ANNUAL REPORT / FOR CONSIDERATION


plus members of 501(c)3 organizations, such as museums, research foundations and religious institutions.
   Contributing to one of these plans can reduce the portion of your income that is subject to federal taxes. For example, if you make $55,000 annually and contribute $5,000 of that to your employer-sponsored retirement plan, you will reduce your taxable income by $5,000. In addition, your employer may match part of your contributions, adding extra impact.

ANNUITIES: ANOTHER OPTION
Have you contributed the maximum amount to your retirement plan? If so, annuities offer another way to grow assets tax-deferred. Offered by life insurance companies, annuities allow you to contribute as much and as often as you like. The larger your annual investments, the more you benefit from tax-deferred compounding. And an annuity includes a guaranteed benefit in case of your death.
   NOTE: With Traditional IRAs, annuities and employer-sponsored plans, payment of taxes on the growth of your investment is deferred until you withdraw it after retirement. At that point income taxes become due, but you could be in a lower tax bracket. There may be tax penalties for withdrawals made before 59 1/2.

MUNI BONDS: DELETING TAXES
Municipal-bond funds generally are exempt from federal income taxes. If you think they're just for the very wealthy, you may want to reconsider. If you are in the 28% tax bracket or above, municipal-bond funds may have a place in your portfolio. They can provide you with a steady stream of current income.
   When you take into consideration the federal tax-exempt status of municipal bonds--and the mutual funds that invest in them--their yields are compelling. The chart below shows how tax-exempt yields compare with taxable-equivalent yields.
   This discussion does not constitute tax advice. Please discuss your situation with your financial advisor and your tax advisor. They can help you choose investments that suit your risk tolerance, financial goals and current circumstances.

IS TAX-EXEMPT INVESTING FOR YOU?

o    Has your federal income tax bill gone up in the past few years?
o    Do your investments provide a significant amount of your income?
o    Do you depend on income from investments to cover current expenses?
o Are you reinvesting your distributions for long-term growth and paying taxes on those distributions?
o Do you contribute the maximum possible to retirement plans offered by your employer?

   If you answered yes to any of these questions, ask your financial consultant about tax-exempt investing.

COMPARING YIELDS SHOWS APPEAL OF TAX-EXEMPT INVESTING

Depending on your income bracket, a tax-exempt bond fund may be more advantageous than a taxable fund. The table shows how the yield on a tax-exempt investment can be as attractive as that of a higher-yielding taxable investment.
   Suppose, for example, you are in the 28% tax bracket and you invest in a municipal-bond fund with a 5% yield. A fund that is subject to federal income taxes would have to have a yield of at least 6.9% to be competitive, as demonstrated in this chart.

Tax-Exempt vs. Taxable-Equivalent Yield
at 2000 federal income tax rates*

                                         TAX-EXEMPT YIELD
                           MARGINAL      5%            6%           7%
TAXABLE INCOME             INCOME
(JOINT RETURN)             TAX RATE      TAXABLE-EQUIVALENT YIELD
 $0-$43,850                15%           5.9%         7.1%         8.2%

$43,851-$105,950           28            6.9          8.3          9.7

$105,951-$161,450          31            7.2          8.7         10.1

$161,451-$288,350          36            7.8          9.4         10.9

More than $288,350         39.6          8.3          9.9         11.6

This chart is for illustrative purposes only and is not intended to project the performance of any AIM fund. *A portion of distributions from a federally tax-exempt investment may be subject to state income taxes or the alternative minimum tax.

                             AIM FLOATING RATE FUND

                        ANNUAL REPORT / FOR CONSIDERATION



AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
   AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law. For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms.
    Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.


 A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
        Funds--Registered Trademark-- o AMVESCAP National Trust Company


                             AIM FLOATING RATE FUND

SCHEDULE OF INVESTMENTS
December 31, 2000

                            MOODY'S      PRINCIPAL
                            RATING        AMOUNT
                          (Unaudited)                    VALUE
SENIOR SECURED FLOATING RATE
INTERESTS-91.76%(a)(b)

ADVERTISING-1.02%

Big Flower Press
  Holdings Co.
  Term Loan B due
    12/07/08                  B1        $ 4,959,543   $  4,959,543
==================================================================

AEROSPACE &
  DEFENSE-1.94%

Titan Corp. (The)
  Term Loan B due
    02/23/07                  Ba3         4,987,500      4,987,500
------------------------------------------------------------------
Transtar Metals, Inc.
  Term Loan B due
    12/31/05                  NR          4,964,286      4,467,857
==================================================================
                                                         9,455,357
==================================================================

APPAREL & TEXTILE MANUFACTURING-1.44%

Galey & Lord
  Term Loan B due
    04/01/05                 Caa2         1,357,247      1,219,259
------------------------------------------------------------------
  Term Loan C due
    04/01/06                 Caa2           962,812        864,926
------------------------------------------------------------------
Glenoit Corp.(c)
  Term Loan B due
    06/30/04                 Caa1         4,917,456      4,899,016
==================================================================
                                                         6,983,201
==================================================================

AUTOMOBILE PARTS & EQUIPMENT-2.44%

Federal-Mogul Corp.
  Term Loan A due
    02/24/04                  B2          2,000,000        800,000
------------------------------------------------------------------
Foamex, L.P.
  Term Loan D due
    12/31/06                  B3          5,396,759      5,221,365
------------------------------------------------------------------
Joan Fabrics Corp.
  Term Loan B due
    06/30/05                  NR          1,277,448      1,273,190
------------------------------------------------------------------
  Term Loan C due
    06/30/06                  NR            661,254        659,050
------------------------------------------------------------------
Tenneco Inc.
  Term Loan B due
    11/04/07                  Ba3         2,254,762      1,980,668
------------------------------------------------------------------
  Term Loan C due
    05/04/08                  Ba3         2,254,762      1,980,668
==================================================================
                                                        11,914,941
==================================================================

BUILDING MATERIALS-2.07%

Atrium Co.
  Term Loan B due
    06/30/05                  B1          2,338,452      2,336,991
------------------------------------------------------------------
  Term Loan C due
    06/30/06                  B1          3,300,311      3,298,248
------------------------------------------------------------------
Trussway Holdings, Inc.
  Term Loan B due
    12/31/06                  B1          4,689,773      4,455,284
==================================================================
                                                        10,090,523
==================================================================

CASINOS-2.93%

Aladdin Gaming, L.L.C.
  Term Loan B due
    08/26/06                  B2            276,316        234,868
------------------------------------------------------------------
  Term Loan C due
    02/26/08                  B2          2,211,111      1,990,000
------------------------------------------------------------------
Ameristar Casinos Inc.
  Term Loan B due
    12/20/06                  Ba3         1,076,923      1,080,961
------------------------------------------------------------------
  Term Loan C due
    12/20/07                  Ba3           923,077        926,538
------------------------------------------------------------------
Boyd Gaming Corp.
  Term Loan B due
    09/30/05                  Ba1         1,995,000      1,999,988
------------------------------------------------------------------

                            MOODY'S      PRINCIPAL
                            RATING        AMOUNT
                          (Unaudited)                    VALUE
CASINOS-(CONTINUED)

Horseshoe Gaming Holding Corp.
  Term Loan B due
    06/30/06                  Ba2       $ 2,961,000   $  2,968,403
------------------------------------------------------------------
Resort at Summerlin
  (The) L.P.
  Term Loan due
    03/31/04(c)(d)            B3          3,600,000      3,240,000
------------------------------------------------------------------
  Term Loan due 07/31/01      B3          1,802,030      1,802,030
==================================================================
                                                        14,242,788
==================================================================

CHEMICALS-COMMODITY-4.27%

Huntsman Corp.
  Term Loan B due
    06/30/04                  Ba2         3,442,437      3,098,194
------------------------------------------------------------------
  Term Loan C due
    12/31/05                  Ba2         6,500,000      5,687,500
------------------------------------------------------------------
Lyondell Chemical Co.
  Term Loan B due
    06/30/05                  Ba3         6,964,331      7,022,365
------------------------------------------------------------------
  Term Loan E due
    05/17/06                  Ba3         1,955,151      2,007,695
------------------------------------------------------------------
Sterling Pulp Chemicals
  (SASK) Ltd.
  Term Loan B due
    06/30/05                  B2          2,999,618      2,969,622
==================================================================
                                                        20,785,376
==================================================================

CHEMICALS-SPECIALTY-1.59%

CP Kelco APS
  Term Loan B due
    03/31/08                  B1            675,000        651,797
------------------------------------------------------------------
  Term Loan C due
    09/30/08                  B1            224,449        217,687
------------------------------------------------------------------
Hercules Inc.
  Term Loan D due
    11/15/05                  Ba1         2,000,000      2,000,834
------------------------------------------------------------------
Huntsman ICI Chemicals
  LLC
  Term Loan B due
    06/30/07                  Ba3         2,437,626      2,445,244
------------------------------------------------------------------
  Term Loan C due
    06/30/08                  Ba3         2,437,626      2,445,244
==================================================================
                                                         7,760,806
==================================================================

COAL-0.00%

Centennial
  Resources(c)(d)
  Term Loan A due
    03/31/02                 Caa1           850,000             --
------------------------------------------------------------------
  Term Loan B due
    03/31/04                 Caa1         1,966,666             --
==================================================================
                                                                 0
==================================================================

COMMUNICATIONS TECHNOLOGY-1.95%

Crown Castle Operating
  Co.
  Term Loan B due
    03/15/08                  Ba3         2,000,000      2,011,500
------------------------------------------------------------------
Time Warner
  Telecommunications
  Inc.
  Term Loan B due
    12/31/07                  Ba3         5,000,000      5,000,000
------------------------------------------------------------------
Viasystems Inc. (II)
  Term Loan due 09/30/05      B1          1,250,000      1,248,437
------------------------------------------------------------------
  Term Loan B due
    03/31/07                  B1          1,245,833      1,244,796
==================================================================
                                                         9,504,733
==================================================================

COMPUTERS-1.13%

Exodus Communications
  Term Loan B due
    09/30/07                  B1          2,500,000      2,519,688
------------------------------------------------------------------

                            MOODY'S      PRINCIPAL
                            RATING        AMOUNT
                          (Unaudited)                    VALUE
COMPUTERS-(CONTINUED)

Veridian Corp.
  Term Loan A due
    08/31/06                  Ba3       $ 2,992,500   $  2,970,056
==================================================================
                                                         5,489,744
==================================================================

CONSUMER SERVICES-3.40%

Bally Total Fitness
  Holding Corp.
  Term Loan B due
    11/04/04                  B1          4,933,333      4,933,333
------------------------------------------------------------------
Coinmach Corp.
  Term Loan B due
    06/30/05                  NR          6,796,403      6,785,074
------------------------------------------------------------------
Jostens, Inc.
  Term Loan B due
    05/31/08                  B1          2,000,000      2,007,500
------------------------------------------------------------------
Rose Hills
  Term Loan due 11/01/03      B2          2,874,997      2,846,247
==================================================================
                                                        16,572,154
==================================================================

CONTAINERS & PACKAGING-4.44%

Graham Packaging Co.
  L.P.
  Term Loan B due
    01/31/06                  B1            743,292        731,479
------------------------------------------------------------------
  Term Loan C due
    01/31/07                  B1            330,834        325,576
------------------------------------------------------------------
  Term Loan D due
    01/31/07                  B1          1,645,739      1,625,167
------------------------------------------------------------------
Impress Metal Packaging
  Holdings BV
  Term Loan G due
    08/31/06                  NR          3,500,000      3,498,540
------------------------------------------------------------------
Kerr Group, Inc.
  Term Loan B due
    03/09/06                  NR          1,990,000      1,920,350
------------------------------------------------------------------
Packaging Dynamics, LLC
  Term Loan B due
    11/20/05                  NR          2,457,292      2,457,292
------------------------------------------------------------------
Stone Container Corp.
  Term Loan C due
    10/01/03                  Ba3         6,712,614      6,726,596
------------------------------------------------------------------
  Term Loan F due
    12/31/05                  Ba3         1,860,383      1,865,033
------------------------------------------------------------------
  Term Loan G due
    12/31/06                  Ba3         1,323,778      1,325,433
------------------------------------------------------------------
  Term Loan H due
    12/31/06                  Ba3         1,139,800      1,141,700
==================================================================
                                                        21,617,166
==================================================================

ELECTRIC UTILITIES-1.03%

Seagate Technology, Inc.
  Term Loan B due
    08/30/06                  Ba1         5,000,000      5,000,000
==================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-2.82%

Amkor Technology, Inc.
  Term Loan B due
    09/30/05                  Ba2         2,977,500      2,991,146
------------------------------------------------------------------
  Term Loan B due
    10/21/05                  Ba2             7,500          7,534
------------------------------------------------------------------
Dynatech Corp. (Acterna)
  Term Loan B due
    09/30/07                  B1          2,480,392      2,486,593
------------------------------------------------------------------
Electro Mechanical
  Solutions, Inc.(c)
  Term Loan B due
    06/30/04                  NR          2,809,448      2,528,503
------------------------------------------------------------------
  Term Loan C due
    11/30/04                  NR          3,020,168      2,718,151
------------------------------------------------------------------
General Cable Corp.
  Term Loan B due
    06/30/07                  Ba3         3,000,000      2,985,000
==================================================================
                                                        13,716,927
==================================================================

                            MOODY'S      PRINCIPAL
                            RATING        AMOUNT
                          (Unaudited)                    VALUE

ENTERTAINMENT-1.02%

DreamWorks L.L.C.
  Term Loan A due
    01/15/09                 Baa3       $ 5,000,000   $  4,975,000
==================================================================

FACTORY EQUIPMENT-1.24%

Formax, Inc.
  Term Loan B due
    09/30/05                  NR          6,187,572      6,032,882
==================================================================

FINANCIAL SERVICES/DIVERSIFIED-1.55%

Bridge Information
  Systems, Inc.(e)
  Term Loan B due
    05/14/05                  NR          3,652,470      1,168,791
------------------------------------------------------------------
Data Transmission
  Network, LLC
  Term Loan B due
    12/31/06                  B1          2,000,000      1,980,000
------------------------------------------------------------------
Sovereign Bancorp, Inc.
  Term Loan due 06/30/03      Ba3         4,375,000      4,391,406
==================================================================
                                                         7,540,197
==================================================================

FOOD-2.55%

American Seafoods Group
  LLC
  Term Loan B due
    12/31/05                  Ba3         2,985,000      2,988,731
------------------------------------------------------------------
Carrols Corp.
  Term Loan B due
    12/31/07                  Ba3         2,000,000      1,995,000
------------------------------------------------------------------
New World Pasta Co.
  Term Loan B due
    01/31/06                  B1          1,703,000      1,609,335
------------------------------------------------------------------
Tabletop (Merisant Co.)
  Term Loan B due
    03/31/07                  Ba3           965,061        968,680
------------------------------------------------------------------
Vitality Foodservice,
  Inc.
  Term Loan B due
    10/26/06                  B1          4,880,978      4,856,574
==================================================================
                                                        12,418,320
==================================================================

FOOD RETAILERS-0.72%

Pathmark Stores, Inc.
  Term Loan B due
    07/15/07                  B1          3,497,083      3,491,254
==================================================================

HEALTH CARE
  PROVIDERS-1.94%

Caremark RX, Inc.
  Term Loan B due
    06/08/01                  B1            347,925        345,750
------------------------------------------------------------------
Community Health
  Systems, Inc.
  Term Loan D due
    12/30/05                  B1          4,461,582      4,433,697
------------------------------------------------------------------
Genesis Health Ventures,
  Inc.
  Term Loan B due
    09/30/04                 Caa2         1,191,410        726,760
------------------------------------------------------------------
  Term Loan C due
    06/01/05                 Caa2         1,185,567        723,196
------------------------------------------------------------------
Mariner Post-Acute
  Network, Inc.(c)(d)
  Term Loan B due
    03/31/05                 Caa2         2,340,479      1,123,430
------------------------------------------------------------------
  Term Loan C due
    03/31/06                 Caa2         2,340,479      1,123,430
------------------------------------------------------------------
Multicare Companies,
  Inc.(d)
  Term Loan B due
    09/30/04                 Caa3         1,152,823        711,868
------------------------------------------------------------------
  Term Loan C due
    06/01/05                 Caa3           382,309        236,076
==================================================================
                                                         9,424,207
==================================================================

                            MOODY'S      PRINCIPAL
                            RATING        AMOUNT
                          (Unaudited)                    VALUE

HEAVY CONSTRUCTION-2.08%

Morrisson Knudsen Corp.
  (Washington Group
  International)
  Term Loan B due
    09/30/07                  Ba1       $ 4,987,500   $  4,966,303
------------------------------------------------------------------
Terex Corp.
  Term Loan B due
    03/31/06                  Ba3         1,698,099      1,693,854
------------------------------------------------------------------
  Term Loan C due
    03/06/06                  Ba3         3,441,734      3,439,583
==================================================================
                                                        10,099,740
==================================================================

HOME CONSTRUCTION-1.03%

Lennar Corp.
  Term Loan C due
    05/03/07                  Ba1         4,987,500      5,012,437
==================================================================

HOUSEHOLD FURNISHINGS-APPLIANCES-1.48%

Imperial Home Decor
  Group, Inc. (The)(c)(d)
  Term Loan A due
    03/12/03                  B1          1,106,019        553,009
------------------------------------------------------------------
  Term Loan due 03/12/03      B1            331,027        165,513
------------------------------------------------------------------
  Term Loan due 03/12/04      B1            883,748        441,874
------------------------------------------------------------------
  Term Loan B due
    03/12/05                  B1          1,909,230        954,615
------------------------------------------------------------------
  Term Loan C due
    03/12/06                  B1            746,184        373,092
------------------------------------------------------------------
Rent-A-Center
  Term Loan B due
    01/31/06                  Ba3         1,694,165      1,675,953
------------------------------------------------------------------
  Term Loan C due
    01/31/07                  Ba3         2,073,462      2,055,968
------------------------------------------------------------------
Therma-Tru Corp.
  Term Loan B due
    06/30/07                  Ba3         1,000,000        983,750
==================================================================
                                                         7,203,774
==================================================================

HOUSEHOLD PRODUCTS-1.57%

Paint Sundry Brands
  Corp.
  Term Loan B due
    08/11/05                  NR          1,534,826      1,534,826
------------------------------------------------------------------
  Term Loan C due
    08/11/06                  NR          1,419,677      1,419,677
------------------------------------------------------------------
United Industries Co.
  A252
  Loan B due 03/24/06         B1          5,514,509      4,687,333
==================================================================
                                                         7,641,836
==================================================================

INDUSTRIAL & COMMERCIAL
  SERVICES-2.90%

Century Maintenance
  Supply, Inc.
  Term Loan B due
    06/30/05                  NR          4,875,000      4,850,625
------------------------------------------------------------------
Ferrellgas, L.P.
  Term Loan C due
    06/17/06                  NR          6,773,250      6,739,384
------------------------------------------------------------------
Synthetic Industries
  Inc.
  Term Loan B due
    12/14/07                  B1          2,500,000      2,506,250
==================================================================
                                                        14,096,259
==================================================================

INDUSTRIAL-DIVERSIFIED-3.01%

Flowserve Corp.
  Term Loan B due
    06/30/08                  B1          2,000,000      1,999,584
------------------------------------------------------------------
Goss Graphic Systems,
  Inc.
  Term Loan due 01/29/03      B3          3,000,000      2,295,000
------------------------------------------------------------------
MascoTech, Inc.
  Term Loan B due
    11/28/08                  Ba3         3,000,000      3,000,000
------------------------------------------------------------------

                            MOODY'S      PRINCIPAL
                            RATING        AMOUNT
                          (Unaudited)                    VALUE
INDUSTRIAL-DIVERSIFIED-(CONTINUED)

Mueller Group, Inc.
  Term Loan B due
    08/12/06                  B1        $   987,500   $    989,969
------------------------------------------------------------------
  Term Loan C due
    08/12/07                  B1            987,500        988,981
------------------------------------------------------------------
  Term Loan D due
    08/12/07                  B1          1,990,000      1,997,960
------------------------------------------------------------------
Thermadyne Holdings
  Corp.
  Term Loan B due
    04/15/05                  B3          1,903,082      1,700,086
------------------------------------------------------------------
  Term Loan C due
    04/15/06                  B3          1,903,082      1,700,086
==================================================================
                                                        14,671,666
==================================================================

LODGING-3.81%

Extended Stay America,
  Inc.
  Term Loan B due
    12/31/03                  Ba3         4,900,000      4,887,750
------------------------------------------------------------------
Interval International
  Corp.
  Term Loan B due
    12/31/05                  NR          2,007,897      1,995,347
------------------------------------------------------------------
  Term Loan C due
    12/31/06                  NR          2,007,897      1,995,347
------------------------------------------------------------------
Strategic Hotel Capital
  Funding, LLC
  Term Loan B due
    11/22/04                  Ba2         4,683,333      4,718,459
------------------------------------------------------------------
Wyndham International,
  Inc.
  Term Loan B due
    06/30/06                  B1          5,000,000      4,945,315
==================================================================
                                                        18,542,218
==================================================================

MEDIA-BROADCASTING-7.45%

Adelphia (Century Cable
  Holdings, LLC)
  Term Loan B due
    06/30/09                  Ba3         5,500,000      5,472,500
------------------------------------------------------------------
Canwest Media Inc.
  Term Loan B due
    05/01/08                  Ba3         3,077,391      3,069,698
------------------------------------------------------------------
  Term Loan C due
    05/01/09                  Ba3         1,922,609      1,917,802
------------------------------------------------------------------
CC Michigan, LLC & CC
  New England, LLC
  Term Note B due
    11/15/08                  Ba3         3,200,000      3,192,000
------------------------------------------------------------------
Charter Communications
  Operating
  Term Loan B due
    03/18/08                  Ba3         6,000,000      5,965,002
------------------------------------------------------------------
ComCorp Broadcasting,
  Inc.
  Term Loan B due
    06/30/07                  NR          2,230,780      2,208,472
------------------------------------------------------------------
Entravision
  Communications
  Term Loan B due
    12/31/08                  Ba3         2,500,000      2,518,750
------------------------------------------------------------------
Mediacom LLC
  Term Loan B due
    09/30/08                  Ba3         2,500,000      2,493,750
------------------------------------------------------------------
RCN Corp.
  Term Loan B due
    05/19/07                  B1          2,400,000      2,280,000
------------------------------------------------------------------
Satelite Mexicanos, S.A.
  de C.V.
  Term Loan due 06/30/04      B1          2,995,000      2,875,200
------------------------------------------------------------------
White Knight
  Broadcasting, Inc.
  Term Loan B due
    06/30/07                  NR          2,275,000      2,275,000
------------------------------------------------------------------
Young Broadcasting Inc.
  Term Loan B due
    12/31/06                  Ba2         2,000,000      2,015,626
==================================================================
                                                        36,283,800
==================================================================

                            MOODY'S      PRINCIPAL
                            RATING        AMOUNT
                          (Unaudited)                    VALUE

MEDIA-PUBLISHING-3.46%

American Media, Inc.
  Term Loan B due
    05/06/07                  Ba3       $ 5,000,000   $  5,017,500
------------------------------------------------------------------
Enterprise Publishing
  Co.
  Term Loan due 06/30/05      NR          4,424,552      4,424,552
------------------------------------------------------------------
21st Century Newspapers,
  Inc.
  Term Loan B due
    09/15/05                  NR          4,862,500      4,844,266
------------------------------------------------------------------
Ziff Davis Media Inc.
  Term Loan B due
    03/31/07                  Ba3         2,566,243      2,570,093
==================================================================
                                                        16,856,411
==================================================================

MEDICAL & BIOTECHNOLOGY-1.02%

Quest Diagnostics Inc.
  Term Loan B due
    08/16/06                  Ba3         2,573,503      2,579,937
------------------------------------------------------------------
  Term Loan C due
    08/16/07                  Ba3         2,375,578      2,381,517
==================================================================
                                                         4,961,454
==================================================================

MEDICAL SUPPLIES-0.70%

Dade Behring, Inc.
  Term Loan B due
    06/30/06                  Ba3         1,916,656      1,303,326
------------------------------------------------------------------
  Term Loan C due
    06/30/07                  Ba3         1,916,656      1,303,326
------------------------------------------------------------------
Stryker Corp.
  Term Loan C due
    12/14/06                  Ba1           783,442        787,197
==================================================================
                                                         3,393,849
==================================================================

OFFICE EQUIPMENT-3.00%

Buhrmann N.V.
  Term Loan B due
    12/28/07                  Ba3         4,313,681      4,328,059
------------------------------------------------------------------
EMED Co., Inc.
  Term Loan B due
    03/31/08                  NR          3,930,000      3,915,263
------------------------------------------------------------------
Identity Group(c)
  Term Loan B due
    05/07/07                  NR          4,937,500      4,196,875
------------------------------------------------------------------
20th Century Plastics
  Term Loan B due
    09/30/05                  NR          1,282,823      1,154,541
------------------------------------------------------------------
  Term Loan C due
    09/30/06                  NR          1,125,022      1,012,519
==================================================================
                                                        14,607,257
==================================================================

PAPER PRODUCTS-0.51%

Pacifica Papers Inc.
  Term Loan B due
    03/12/06                  Ba2         2,462,500      2,468,656
==================================================================

PHARMACEUTICALS-1.26%

Endo Pharmaceuticals,
  Inc.
  Term Loan B due
    06/30/04                  B1          2,358,444      2,287,691
------------------------------------------------------------------
Leiner Health Products
  Group, Inc.
  Term Loan C due
    12/30/05                  Ba3         4,361,091      3,837,760
==================================================================
                                                         6,125,451
==================================================================

POLLUTION CONTROL-WASTE MANAGEMENT-2.94%

Allied Waste Industries,
  Inc.
  Term Loan B due
    09/30/05                  Ba3         4,545,455      4,370,131
------------------------------------------------------------------
  Term Loan C due
    09/30/06                  Ba3         5,454,545      5,244,158
------------------------------------------------------------------

                            MOODY'S      PRINCIPAL
                            RATING        AMOUNT
                          (Unaudited)                    VALUE
POLLUTION CONTROL-WASTE
  MANAGEMENT-(CONTINUED)

Safety-Kleen Corp(c)(d)
  Term Loan B due
    04/03/05                 Caa1       $ 3,545,557   $  2,340,068
------------------------------------------------------------------
  Term Loan C due
    04/03/06                 Caa1         3,545,557      2,340,068
==================================================================
                                                        14,294,425
==================================================================

RAILROADS-0.61%

RailAmerica, Inc.
  Term Loan B due
    12/31/06                  Ba3           987,072        991,082
------------------------------------------------------------------
Railworks Corp.
  Term Loan B due
    09/30/06                  B1          1,980,000      1,980,000
------------------------------------------------------------------
  Term Loan B due
    10/20/06                  B1             10,000         10,000
==================================================================
                                                         2,981,082
==================================================================

REAL ESTATE INVESTMENT TRUST-1.03%

Starwood Hotels &
  Resorts Worldwide,
  Inc.
  Term Loan 2 due
    02/23/03                  Ba1         5,000,000      5,012,500
==================================================================

RECREATION-ENTERTAINMENT-0.41%

ClubCorp., Inc.
  Term Loan B due
    03/25/07                  Ba3         1,985,000      1,980,038
==================================================================

RECREATION-OTHER-1.24%

AMF Bowling(d)
  Term Loan A due
    03/31/03                 Caa1         1,703,276      1,511,658
------------------------------------------------------------------
  Term Loan B due
    03/31/04                 Caa1         1,067,340        947,264
------------------------------------------------------------------
KSL Recreation Group
  Inc.
  Revolving Credit due
    04/30/04                  Ba3         2,240,814      2,190,398
------------------------------------------------------------------
  Term Loan A due
    04/30/05                  Ba3           692,857        686,795
------------------------------------------------------------------
  Term Loan B due
    04/30/06                  Ba3           692,857        685,351
==================================================================
                                                         6,021,466
==================================================================

RESTAURANTS-0.98%

AFC Enterprises, Inc.
  Term Loan B due
    06/30/04                  Ba2         4,771,995      4,766,030
==================================================================

RETAILERS-DRUG
  BASED-1.01%

Duane Reade Inc.
  Term Loan B due
    02/15/03                  B1          4,376,250      4,374,425
------------------------------------------------------------------
  Term Loan C due
    02/15/06                  B1            549,856        549,626
==================================================================
                                                         4,924,051
==================================================================

SEMICONDUCTOR &
  RELATED-1.03%

Semiconductor Components
  Group
  Term Loan B due
    08/04/06                  Ba3         2,407,407      2,419,444
------------------------------------------------------------------
  Term Loan C due
    08/06/07                  Ba3         2,592,593      2,605,556
==================================================================
                                                         5,025,000
==================================================================

SERVICES (COMPUTER SYSTEMS)-0.29%

DecisionOne Holdings
  Corp.(c)
  Term Loan B due
    08/30/04                  NR          1,408,703      1,408,703
==================================================================

                            MOODY'S      PRINCIPAL
                            RATING        AMOUNT
                          (Unaudited)                    VALUE

STEEL-0.59%

Neenah Foundry Co.
  Term Loan B2 due
    09/30/05                  B1        $ 2,900,149   $  2,880,814
==================================================================

TELEPHONE SYSTEMS-6.46%

Centennial Cellular
  Corp.
  Term Loan B due
    05/31/07                  B1          2,977,303      2,983,505
------------------------------------------------------------------
Global Crossing II
  Term Loan B due
    07/31/06                  Ba1         5,000,000      5,015,625
------------------------------------------------------------------
McLeod USA Inc.
  Term Loan B due
    05/26/08                  Ba2         5,000,000      4,993,750
------------------------------------------------------------------
Nextel Communications
  Inc.
  Term Loan B due
    06/30/08                  Ba2         3,000,000      3,008,124
------------------------------------------------------------------
  Term Loan C due
    12/31/08                  Ba2         3,000,000      3,008,124
------------------------------------------------------------------
Tritel Holding Corp.
  Term Loan B due
    03/31/08                  B2          5,000,000      5,012,500
------------------------------------------------------------------
VoiceStream PCS
  Term Loan B due
    02/25/09                  B1          7,500,000      7,420,313
==================================================================
                                                        31,441,941
==================================================================

TEXTILES-SPECIALTY-0.40%

Polymer Group, Inc.
  Term Loan C due
    12/31/06                  B1          1,990,000      1,930,300
==================================================================
    Total Senior Secured
      Floating Rate
      Interests (Cost
      $468,819,882)                                    446,606,277
==================================================================

                           MATURITY
COMMERCIAL PAPER-6.82%

Cox Communications
  7.75%                    01/02/01       5,000,000      4,998,924
------------------------------------------------------------------

                                         PRINCIPAL
                           MATURITY       AMOUNT         VALUE
COMMERCIAL PAPER-(CONTINUED)

International Paper
  7.65%                    01/08/01     $ 4,000,000   $  3,994,050
------------------------------------------------------------------
McDonald's Corp.
  6.50%                    01/04/01      10,000,000      9,993,681
------------------------------------------------------------------
National Australia
  Funding
  6.60%                    01/05/01       3,500,000      3,497,433
------------------------------------------------------------------
Safeway Inc.
  7.75%                    01/02/01       5,000,000      4,998,924
------------------------------------------------------------------
UBS Finance
  6.50%                    01/02/01       5,700,000      5,699,835
==================================================================
    Total Commercial
      Paper (Cost
      $33,189,364)                                      33,182,847
==================================================================

                                                         MARKET
                                          SHARES         VALUE

COMMON STOCKS-0.04%

SERVICES (COMPUTER SYSTEMS)-0.04%

DecisionOne Holdings
  Corp.(c)(f)
  (Cost $401,193)                            37,286        212,422
==================================================================

MONEY MARKET FUNDS-0.04%

STIC Liquid Assets
  Portfolio(g)                               97,102         97,102
------------------------------------------------------------------
STIC Prime Portfolio(g)                      97,102         97,102
==================================================================
    Total Money Market
      Funds (Cost
      $194,204)                                            194,204
==================================================================
TOTAL INVESTMENTS-98.66%
  (Cost $502,604,643)                                  480,195,750
==================================================================
OTHER ASSETS LESS LIABILITIES-1.34%                      6,516,340
==================================================================
NET ASSETS-100%                                       $486,712,090
__________________________________________________________________
==================================================================

Abbreviations:

NR   - Not Rated

Notes to Schedule of Investments:

(a) Senior secured corporate loans and senior secured debt securities in the Fund's portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate ("LIBOR"), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank. Senior secured floating rate interests are, at present, not readily marketable and may be subject to restrictions on resale.
(b) Senior secured floating rate interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate interests will have a expected average life of three to five years.
(c) Investment fair valued in accordance with the procedures established by the Board of Trustees.
(d) Defaulted investment. Currently, the issuer is partially or fully in default with respect to interest payments.
(e)  Company announced plans to file for Chapter 11 on February 6, 2001.
(f) Non-income producing investment received as a result of bankruptcy proceedings.
(g) The money market fund and the fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2000

ASSETS:

Investments, at market value (cost
  $502,604,643)                                 $480,195,750
------------------------------------------------------------
Receivables for:
  Investments sold                                 3,612,265
------------------------------------------------------------
  Fund shares sold                                   870,852
------------------------------------------------------------
  Dividends and interest                           4,450,602
------------------------------------------------------------
Unamortized organizational costs                      56,433
------------------------------------------------------------
Other assets                                         633,716
============================================================
    Total assets                                 489,819,618
============================================================

LIABILITIES:

Payables for:
  Dividends                                        1,696,690
------------------------------------------------------------
  Deferred facility fees                             216,662
------------------------------------------------------------
  Amount due to bank                                 120,756
------------------------------------------------------------
Accrued advisory fees                                394,080
------------------------------------------------------------
Accrued administrative services fees                   9,027
------------------------------------------------------------
Accrued distribution fees                            272,658
------------------------------------------------------------
Accrued transfer agent fees                          105,317
------------------------------------------------------------
Accrued operating expenses                           292,338
============================================================
    Total liabilities                              3,107,528
============================================================
Net assets applicable to shares outstanding     $486,712,090
____________________________________________________________
============================================================

NET ASSETS:

Class B                                         $458,358,563
____________________________________________________________
============================================================
Class C                                         $ 28,353,527
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE:

Class B                                           48,921,675
____________________________________________________________
============================================================
Class C                                            3,031,385
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $       9.37
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $       9.35
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the year ended December 31, 2000

INVESTMENT INCOME:

Interest                                        $ 44,070,578
------------------------------------------------------------
Dividends from affiliated money market funds         289,688
------------------------------------------------------------
Facility fees earned                                 825,965
============================================================
    Total investment income                       45,186,231
============================================================

EXPENSES:

Advisory fees                                      4,722,152
------------------------------------------------------------
Administrative services fees                         104,640
------------------------------------------------------------
Custodian fees                                        51,707
------------------------------------------------------------
Distribution fees -- Class B                         856,763
------------------------------------------------------------
Distribution fees -- Class C                          73,476
------------------------------------------------------------
Interest                                              36,045
------------------------------------------------------------
Professional fees                                    300,544
------------------------------------------------------------
Transfer agent fees                                  437,841
------------------------------------------------------------
Trustee's fees                                        18,815
------------------------------------------------------------
Other                                                455,774
============================================================
    Total expenses                                 7,057,757
============================================================
Less: Fees waived                                    (24,492)
------------------------------------------------------------
    Expenses paid indirectly                         (23,693)
============================================================
    Net expenses                                   7,009,572
============================================================
Net investment income                             38,176,659
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES

Net realized gain (loss) from investment
  securities                                      (3,514,099)
------------------------------------------------------------
Change in net unrealized appreciation
  (depreciation) of investment securities        (11,896,463)
============================================================
Net gain (loss) on investment securities         (15,410,562)
============================================================
Net increase in net assets resulting from
  operations                                    $ 22,766,097
____________________________________________________________
============================================================

See Notes to Financial Statements.
 12

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2000 and 1999

                                                                  2000            1999
                                                              ------------    ------------
OPERATIONS:

  Net investment income                                       $ 38,176,659    $ 25,575,310
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities           (3,514,099)       (515,356)
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                      (11,896,463)     (5,999,961)
==========================================================================================
    Net increase in net assets resulting from operations        22,766,097      19,059,993
==========================================================================================
Distributions to shareholders from net investment income:
  Class B                                                      (37,391,781)    (25,583,506)
------------------------------------------------------------------------------------------
  Class C                                                         (784,878)             --
------------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains:
  Class B                                                               --         (22,939)
------------------------------------------------------------------------------------------
Share transactions-net:
  Class B                                                       33,794,663     157,995,609
------------------------------------------------------------------------------------------
  Class C                                                       28,805,266              --
==========================================================================================
    Net increase in net assets                                  47,189,367     151,449,157
==========================================================================================

NET ASSETS:

  Beginning of year                                            439,522,723     288,073,566
==========================================================================================
  End of year                                                 $486,712,090    $439,522,723
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $513,007,150    $450,409,846
------------------------------------------------------------------------------------------
  Undistributed net investment income                              153,200         153,093
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities                                                  (4,039,367)       (527,786)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities                                                 (22,408,893)    (10,512,430)
==========================================================================================
                                                              $486,712,090    $439,522,723
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

STATEMENT OF CASH FLOWS
For the year ended December 31, 2000


CASH PROVIDED BY OPERATING ACTIVITIES:

Net increase in net assets resulting from operations          $    22,766,097
-----------------------------------------------------------------------------
  Increase in receivables                                          (1,684,480)
-----------------------------------------------------------------------------
  Increase in payables                                                669,469
-----------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments           15,410,562
-----------------------------------------------------------------------------
  Decrease in deferred facility fees                                 (139,077)
-----------------------------------------------------------------------------
  Decrease in unamortized organizational costs                         42,470
=============================================================================
    Net cash provided by operating activities                      37,065,041
=============================================================================

CASH USED FOR INVESTING ACTIVITIES:

Proceeds from principal payments and sales of senior
  floating rate interests                                         164,192,551
-----------------------------------------------------------------------------
Purchases of senior secured floating rate interests              (224,499,738)
-----------------------------------------------------------------------------
Purchases of short-term investments                            (3,943,121,115)
-----------------------------------------------------------------------------
Proceeds from sales and maturities of short-term investments    3,940,395,134
=============================================================================
    Net cash used in investing activities                         (63,033,168)
=============================================================================

CASH PROVIDED BY FINANCING ACTIVITIES:

Proceeds from capital shares sold and reinvested                  159,109,677
-----------------------------------------------------------------------------
  Disbursements from capital shares repurchased                  (115,165,941)
-----------------------------------------------------------------------------
  Dividends paid to shareholders                                  (17,731,707)
=============================================================================
    Net cash provided by financing activities                      26,212,029
=============================================================================
Net increase in cash                                                  243,902
-----------------------------------------------------------------------------
Cash at Beginning of Period                                          (364,658)
=============================================================================
Cash at End of Period                                         $      (120,756)
_____________________________________________________________________________
=============================================================================
Non-cash financing activities:
  Value of capital shares issued in reinvestment of
    dividends paid to shareholders                            $    20,130,416
_____________________________________________________________________________
=============================================================================

See Notes to Financial Statements.
 14

NOTES TO FINANCIAL STATEMENTS
December 31, 2000

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Floating Rate Fund, (the "Fund"), is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as a continuously offered non-diversified, closed-end management investment company. At a Special Meeting of Shareholders on February 25, 2000, shareholders approved a restructuring of the Fund (the "Restructuring") effective April 3, 2000. The Restructuring included reorganizing the Fund from a Maryland Corporation to a Delaware business trust and eliminating the "master/feeder" investment structure. The Restructuring also allows the Fund to offer multiple classes of shares with different distribution plans and commits the Fund to making repurchase offers each quarter, thereby assuring shareholders of at least partial liquidity for their shares. The Fund currently offers two different classes of shares: Class B shares and Class C shares, each impose an early withdrawal charge on redemptions. Class C shares commenced sales on April 3, 2000. Matters affecting each class will be voted on exclusively by the shareholders of such class. The Fund's investment objective is to provide as high a level of current income and preservation of capital as is consistent with investment in senior secured corporate loans and senior secured debt securities that meet credit standards established by the investment manager.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- The Fund invests primarily in senior secured corporate loans ("Corporate Loans") and senior secured debt securities ("Corporate Debt Securities") that meet credit standards established by INVESCO Senior Secured Management, Inc., (the "Sub-advisor"). When possible, A I M Advisors, Inc. ("AIM") or the Sub-advisor will rely on quotations provided by banks, dealers or pricing services with respect to Corporate Loans and Corporate Debt Securities. Whenever it is not possible to obtain such quotes, the Sub-advisor, subject to guidelines reviewed by the Fund's Board of Trustees, values the Corporate Loans and Corporate Debt Securities at fair value, which approximates market value. In valuing a Corporate Loan or Corporate Debt Security, the Sub-advisor considers, among other factors, (1) the credit worthiness of the U.S. or non-U.S. Company borrowing or issuing Corporate Debt Securities and any intermediate loan participants; (2) the current interest rate, period until next interest rate reset and maturity of the Corporate Loan or Corporate Debt Security; (3) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity; and (4) supply and demand in the market.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

     On December 31, 2000, undistributed net investment income was increased by $107, undistributed net realized gains (losses) increased by $2,518 and paid-in capital decreased by $2,625 as a result of distribution reclassifications. Net assets of the Fund were unaffected by the reclassification discussed above.

C. Distributions -- It is the policy of the Fund to declare and pay daily dividends from net investment income. Distributions from net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds of fund share redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $453,428 which may be carried forward to offset future taxable gains, if any, which expires in varying increments, if not previously utilized, in the year 2007.

E. Intermediate Participants -- The Fund invests in Corporate
   Loans from U.S. or non-U.S. companies (the "Borrowers"). The investment of the Fund in a Corporate Loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders ("Lenders") or one of the participants in the syndicate ("Participant"), one or more of which administers the loan on behalf of all the Lenders (the "Agent Bank"), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund's rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Corporate Loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as "Intermediate Participants".

F. Securities Purchased on a When-Issued and Delayed Delivery
   Basis -- The Fund may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date.

   No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities before the settlement date.

G. Bond Premiums -- It has been the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Fund will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statement.

H. Deferred Organizational Expenses -- Expenses incurred by the
   Fund in connection with its organization aggregated $212,350. These expenses are being amortized on a straight-line basis over a five-year period.

I. Expenses -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.95% of the Fund's average daily net assets. Under the terms of a master sub-advisory agreement between AIM and INVESCO Senior Secured Management, Inc. ("ISSM"), AIM pays ISSM 48% of the amount paid by the Fund to AIM. AIM has contractually agreed to limit the Fund's expenses (exclusive of brokerage commissions, taxes, interest, extraordinary items and increases in expenses due to offset arrangement, if any) to the annual rate of 1.50% and 1.75% of the average daily net assets of the Fund for Class B shares and Class C shares, respectively.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended December 31, 2000, AIM was paid $104,640 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended December 31, 2000, AFS was paid $55,421 for such services.
  Effective April 3, 2000, the Trust entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class B shares and 0.75% of the average daily net assets of Class C shares. AIM Distributors has agreed to limit the Class C shares plan payments to 0.50%. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended December 31, 2000 for Class B shares and for the period April 3, 2000 (date sales commenced) through December 31, 2000 for Class C shares, the Class B and Class C shares paid AIM Distributors $856,763 and $48,984, respectively, as compensation under the Plans. For the period April 3, 2000 (date Class C shares sales commenced ) through December 31, 2000, AIM Distributors waived fees of $24,492 for Class C shares.
  AIM Distributors did not receive any commissions from sales of shares of the Fund during the year ended December 31, 2000. For the year ended December 31, 2000, AIM Distributors received $2,070,339 in early withdrawal sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

NOTE 3-INDIRECT EXPENSES

For the year ended December 31, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $7,536 and reductions in custodian fees of $16,157 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $23,693.

NOTE 4-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the year ended December 31, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 5-REPURCHASE OFFERS

The Fund is committed to conducting quarterly Repurchase Offers which are offers by the Fund to repurchase at least 5% and up to 25% of its shares. In each Repurchase Offer, the repurchase price will be the net asset value determined not more than 14 days following the repurchase request deadline and payment for all shares repurchased pursuant to these offers will be made not later than 7 days after the repurchase pricing date. Class B shares held less than four years and which are repurchased by the Fund pursuant to Repurchase Offers will be subject to an early withdrawal charge of up to 3% of the lesser of the then current net asset value or the original purchase price of the shares being tendered. Class C shares held for less than one year and which are repurchased by the Fund pursuant to Repurchase Offers will be subject to an early withdrawal charge of up to 1%.

NOTE 6-UNFUNDED LOAN COMMITMENTS

As of December 31, 2000, the Fund had unfunded loan commitments of $6,946,303, which could be extended at the option of the borrower, pursuant to the following loan agreements:

                                       Borrower                  Unfunded Commitments
                             ----------------------------    ----------------------------
                              KSL Recreation Group, Inc.              $1,540,212
                              Resort at Summerlin (The)                5,406,091
                                         L.P.
                                                                      ----------
                                                                      $6,946,303

NOTE 7-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Portfolio during the year ended December 31, 2000 was $224,499,739 and $167,804,818, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of December 31, 2000 is as follows:

Aggregate unrealized appreciation of investment securities    $  1,422,525
--------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (23,831,418)
==========================================================================
Net unrealized appreciation (depreciation) of investment
  securities                                                  $(22,408,893)
__________________________________________________________________________
==========================================================================
Investments have the same cost for tax and financial statement purposes.

NOTE 8-SHARE INFORMATION

Changes in shares outstanding during the years ended December 31, 2000 and 1999 were as follows:

                                                                          2000                            1999
                                                              ----------------------------     --------------------------
                                                                SHARES          AMOUNT           SHARES         AMOUNT
                                                              -----------    -------------     ----------    ------------
Sold:
  Class B                                                      13,460,580    $ 128,920,257     19,803,989    $193,807,530
-------------------------------------------------------------------------------------------------------------------------
  Class C*                                                      3,021,820       28,715,197             --              --
=========================================================================================================================
Issued as reinvestment of dividends:
  Class B                                                       2,045,112       19,511,845      1,398,875      13,669,943
-------------------------------------------------------------------------------------------------------------------------
  Class C*                                                         65,606          618,571             --              --
=========================================================================================================================
Reacquired:
  Class B                                                     (11,994,092)    (114,637,439)    (5,067,050)    (49,481,864)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                         (56,041)        (528,502)            --              --
=========================================================================================================================
                                                                6,542,985    $  62,599,929     16,135,814    $157,995,609
_________________________________________________________________________________________________________________________
=========================================================================================================================

* Class C shares commenced sales on April 3, 2000.

NOTE 9-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                   CLASS B
                                                              -------------------------------------------------
                                                                                                   MAY 1, 1997
                                                                                                      (DATE
                                                                                                   OPERATIONS
                                                                  YEAR ENDED DECEMBER 31,         COMMENCED) TO
                                                              --------------------------------    DECEMBER 31,
                                                                2000      1999(a)       1998          1997
                                                              --------    --------    --------    -------------
Net asset value, beginning of period                          $   9.68    $   9.84    $  10.02      $  10.00
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.78        0.69        0.68          0.46
---------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.31)      (0.16)      (0.18)         0.02
===============================================================================================================
    Total from investment operations                              0.47        0.53        0.50          0.48
===============================================================================================================
Less distributions:
  Dividends from net investment income                           (0.78)      (0.69)      (0.67)        (0.46)
---------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --          --       (0.01)           --
===============================================================================================================
    Total distributions                                          (0.78)      (0.69)      (0.68)        (0.46)
===============================================================================================================
Net asset value, end of period                                $   9.37    $   9.68    $   9.84      $  10.02
_______________________________________________________________________________________________________________
===============================================================================================================
Total return(b)                                                   5.03%       5.49%       5.25%         5.04%
_______________________________________________________________________________________________________________
===============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $458,359    $439,523    $288,074      $161,697
_______________________________________________________________________________________________________________
===============================================================================================================
Ratio of expenses to average net assets (including interest
  expense):
  With fee waivers                                                1.50%(c)     1.47%      1.51%         1.65%(d)
---------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             1.50%(c)     1.52%      1.64%         2.67%(d)
===============================================================================================================
Ratio of net investment income to average net assets              8.18%(c)     7.02%      6.88%         7.26%(d)
---------------------------------------------------------------------------------------------------------------
Ratio of interest expense to average net assets                   0.01%(c)       --       0.01%         0.15%(d)
_______________________________________________________________________________________________________________
===============================================================================================================
Portfolio turnover rate                                             39%         81%         75%          118%
_______________________________________________________________________________________________________________
===============================================================================================================

(a)  Calculated using average shares outstanding.
(b)  Does not include withdrawal charges.
(c)  Ratios are based on average daily net assets of $457,154,095.
(d)  Annualized.

                                                                 CLASS C
                                                              -------------
                                                              APRIL 3, 2000
                                                               (DATE SALES
                                                               COMMENCED)
                                                                   TO
                                                              DECEMBER 31,
                                                                  2000
                                                              -------------
Net asset value, beginning of period                             $  9.63
---------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.58
---------------------------------------------------------------------------
  Net losses on securities (both realized and unrealized)          (0.28)
===========================================================================
    Total from investment operations                                0.30
===========================================================================
Less dividends from net investment income                          (0.58)
===========================================================================
Net asset value, end of period                                   $  9.35
___________________________________________________________________________
===========================================================================
Total return(a)                                                     3.22%
___________________________________________________________________________
===========================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $28,354
___________________________________________________________________________
===========================================================================
Ratio of expenses to average net assets (including interest
  expense):
  With fee waivers                                                  1.73%(b)
---------------------------------------------------------------------------
  Without fee waivers                                               1.98%(b)
===========================================================================
Ratio of net investment income to average net assets                8.14%(b)
---------------------------------------------------------------------------
Ratio of interest expense to average net assets                     0.01%(b)
___________________________________________________________________________
===========================================================================
Portfolio turnover rate                                               39%
___________________________________________________________________________
===========================================================================

(a) Does not include withdrawal charges and is not annualized for periods less than one year.
(b)  Ratios are annualized and based on average daily net assets of $13,038,722.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Trustees and Shareholders of AIM Floating Rate
                       Fund:

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Floating Rate Fund (hereafter referred to as the "Fund") at December 31, 2000, the results of its operations, of cash flows, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2000 by correspondence with the custodian and intermediate participants, provide a reasonable basis for our opinion.

                       PRICEWATERHOUSECOOPERS LLP

                       Boston, Massachusetts
                       March 12, 2001

PROXY RESULTS (UNAUDITED)

A Special Meeting of Shareholders of GT Global Floating Rate Fund, Inc. (d/b/a AIM Floating Rate Fund) (the "Fund"), a Maryland corporation reorganized as AIM Floating Rate Fund, a Delaware business trust, was held on February 25, 2000. The meeting was held for the following purposes:

(1) To approve an agreement and plan of conversion and liquidation for the Fund.

(2) To approve a distribution plan.

(3) To elect a Director.

(4) To ratify the selection of PricewaterhouseCoopers LLP as the Fund's independent public accountants.

The results of the voting on the above matters were as follows:

                                                                                                      Withheld/
        Matter                                                        Votes For     Votes Against    Abstentions
        ------                                                        ---------     -------------    -----------
(1)     To Approve an Agreement and Plan of Conversion and
        Liquidation for the Fund....................................  24,037,611       627,086       15,099,765*
(2)     To Approve a Distribution Plan..............................  24,178,788       592,149       14,993,525*
(3)     To Elect a Director.........................................  38,441,463           N/A        1,322,999
(4)     To Ratify the selection of PricewaterhouseCoopers LLP as the
        Fund's Independent Public Accountants.......................  37,925,309       343,593        1,495,560

* Includes Broker Non-Votes

Effective September 30, 2000, Charles T. Bauer retired from his positions as an officer and trustee of the Trust and Robert H. Graham succeeded Mr. Bauer as Chairman of the Board.

BOARD OF TRUSTEES                     OFFICERS                            OFFICE OF THE FUND

Robert H. Graham                      Robert H. Graham                    11 Greenway Plaza
Chairman, President and Chief         Chairman and President              Suite 100
Executive Officer,                                                        Houston, TX 77046
A I M Management Group Inc.           Dana R. Sutton
                                      Vice President and Treasurer        INVESTMENT MANAGER
C. Derek Anderson
Senior Managing Partner,              Melville B. Cox                     A I M Advisors, Inc.
Plantagenet Capital                   Vice President                      11 Greenway Plaza
Management, LLC (an investment                                            Suite 100
partnership); Chief Executive         Gary T. Crum                        Houston, TX 77046
Officer,                              Vice President
Plantagenet Holdings, Ltd.                                                SUB-ADVISOR
(an investment banking firm)          Carol F. Relihan
                                      Vice President and Secretary        INVESCO Senior Secured
Frank S. Bayley                                                           Management, Inc.
Partner, law firm of                  Dana R. Sutton                      1166 Avenue of the Americas
Baker & McKenzie                      Treasurer                           New York, NY 10036

Ruth H. Quigley                       Jim A. Coppedge                     SUB-SUB-ADVISOR
Private Investor                      Assistant Secretary
                                                                          INVESCO (NY), Inc.
                                      Renee A. Friedli                    1166 Avenue of the Americas
                                      Assistant Secretary                 New York, NY 10036

                                      P. Michelle Grace                   TRANSFER AGENT
                                      Assistant Secretary
                                                                          A I M Fund Services, Inc.
                                      Nancy L. Martin                     P.O. Box 4739
                                      Assistant Secretary                 Houston, TX 77210-4739

                                      Ofelia M. Mayo                      CUSTODIAN
                                      Assistant Secretary
                                                                          State Street Bank and Trust Company
                                      Lisa A. Moss                        225 Franklin Street
                                      Assistant Secretary                 Boston, MA 02110

                                      Kathleen J. Pflueger                COUNSEL TO THE FUND
                                      Assistant Secretary
                                                                          Kirkpatrick & Lockhart LLP
                                      Timothy D. Yang                     1800 Massachusetts Avenue, N.W.
                                      Assistant Secretary                 Washington, D.C. 20036-1800

                                      Mary J. Benson                      COUNSEL TO THE TRUSTEES
                                      Assistant Treasurer
                                                                          Paul, Hastings, Janofsky &
                                                                          Walker LLP
                                                                          Twenty Third Floor
                                                                          555 South Flower Street
                                                                          Los Angeles, CA 90071

                                                                          DISTRIBUTOR

                                                                          A I M Distributors, Inc.
                                                                          11 Greenway Plaza
                                                                          Suite 100
                                                                          Houston, TX 77046

                                                                          AUDITORS

                                                                          PricewaterhouseCoopers LLP
                                                                          160 Federal Street
                                                                          Boston, MA 02110


REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2000, 0% is eligible for the dividends received deduction for corporations.

THE AIM FAMILY OF FUNDS--Registered Trademark--


                                  EQUITY FUNDS

   DOMESTIC EQUITY FUNDS           INTERNATIONAL/GLOBAL EQUITY FUNDS         A I M Management Group Inc. has provided
                                                                             leadership in the mutual fund industry since
      MORE AGGRESSIVE                     MORE AGGRESSIVE                    1976 and managed approximately $170 billion
                                                                             in assets for nine million shareholders,
AIM Small Cap Opportunities(1)       AIM Latin American Growth               including individual investors, corporate
AIM Mid Cap Opportunities(2)         AIM Developing Markets                  clients and financial institutions, as of
AIM Large Cap Opportunities(3)       AIM European Small Company              December 31, 2000.
AIM Emerging Growth                  AIM Asian Growth                           The AIM Family of Funds--Registered
AIM Small Cap Growth(4)              AIM Japan Growth                        Trademark-- is distributed nationwide, and
AIM Aggressive Growth                AIM International Emerging Growth       AIM today is the eighth-largest mutual fund
AIM Mid Cap Growth                   AIM European Development                complex in the United States in assets under
AIM Small Cap Equity                 AIM Euroland Growth                     management, according to Strategic Insight,
AIM Capital Development              AIM Global Aggressive Growth            an independent mutual fund monitor.
AIM Constellation                    AIM International Equity                   AIM is a subsidiary of AMVESCAP PLC, one of
AIM Dent Demographic Trends          AIM Advisor International Value         the world's largest independent financial
AIM Select Growth                    AIM Worldwide Spectrum                  services companies with $402 billion in
AIM Large Cap Growth                 AIM Global Trends                       assets under management as of December 31,
AIM Weingarten                       AIM Global Growth                       2000.
AIM Mid Cap Equity
AIM Value II                               MORE CONSERVATIVE
AIM Charter
AIM Value                                 SECTOR EQUITY FUNDS
AIM Blue Chip
AIM Basic Value                             MORE AGGRESSIVE
AIM Large Cap Basic Value
AIM Balanced                         AIM New Technology
AIM Advisor Flex                     AIM Global Telecommunications and Technology
                                     AIM Global Infrastructure
   MORE CONSERVATIVE                 AIM Global Resources
                                     AIM Global Financial Services
                                     AIM Global Health Care
                                     AIM Global Consumer Products and Services
                                     AIM Advisor Real Estate
                                     AIM Global Utilities

                                            MORE CONSERVATIVE

                               FIXED-INCOME FUNDS

   TAXABLE FIXED-INCOME FUNDS             TAX-FREE FIXED-INCOME FUNDS

        MORE AGGRESSIVE                           MORE AGGRESSIVE

AIM Strategic Income                      AIM High Income Municipal
AIM High Yield II                         AIM Tax-Exempt Bond of Connecticut
AIM High Yield                            AIM Municipal Bond
AIM Income                                AIM Tax-Free Intermediate
AIM Global Income                         AIM Tax-Exempt Cash
AIM Floating Rate(5)
AIM Intermediate Government                       MORE CONSERVATIVE
AIM Limited Maturity Treasury
AIM Money Market

   MORE CONSERVATIVE


The AIM risk spectrum shown above illustrates the relative risk of AIM's equity and fixed-income funds within a specified group of funds in The AIM Family of Funds--Registered Trademark--. When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. (1)AIM Small Cap Opportunities Fund closed to new investors Nov. 4, 1999.
(2)AIM Mid Cap Opportunities Fund closed to new investors March 21, 2000. (3)AIM Large Cap Opportunities Fund closed to new investors Sept. 29, 2000. (4)AIM Small Cap Growth Fund closed to new investors Nov. 8, 1999. (5)AIM Floating Rate Fund was restructured to offer multiple share classes April 3, 2000. Existing shares were converted to Class B shares, and Class C shares commenced offering.
   FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after April 20, 2001, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter end.


[DALBAR AWARDS LOGO APPEARS HERE]                       [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                        FLR-AR-1

A I M Distributors, Inc.